EXHIBIT 99.1

SUBSEQUENT TRANSFER INSTRUMENT

Pursuant to this Subsequent Transfer Instrument, dated September 29, 2006 (the “Instrument”), among IndyMac MBS, Inc. (the “Depositor”), IndyMac Bank, F.S.B. (the “Seller”) and Deutsche Bank National Trust Company (the “Trustee”), and pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2006 (the “Pooling and Servicing Agreement”), among the Depositor as depositor, the Seller as Servicer (in such capacity, the “Servicer”) and the Trustee as trustee and Supplemental Interest Trust Trustee of the IndyMac MBS, Inc., Home Equity Mortgage Loan Asset-Backed Certificates, Series INABS 2006-D, the Seller and Depositor agree to the sale by the Seller and the purchase by the Depositor, and the Depositor and Trustee agree to the sale by the Depositor and the purchase by the Trustee, on behalf of the Trust Fund, of the Mortgage Loans listed on the attached Schedule of Subsequent Mortgage Loans (the “Subsequent Mortgage Loans”).

Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

Section 1. Conveyance of Subsequent Mortgage Loans.

The Seller does hereby sell, transfer, assign, set over and convey to the Depositor, without recourse, and the Depositor does hereby sell, transfer, assign, set over and convey to the Trustee on behalf of the Trust Fund, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, including all amounts due on the Subsequent Mortgage Loans after the related Subsequent Cut-off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.01 of the Pooling and Servicing Agreement; provided, however, that the Seller reserves and retains all right, title and interest in and to amounts due on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date. The Seller and the Depositor, contemporaneously with the delivery of this Instrument, have delivered or caused to be delivered to the Depositor and the Trustee, respectively, each applicable item set forth in Section 2.01 of the Pooling and Servicing Agreement. The transfer to the Depositor by the Seller of the Subsequent Mortgage Loans identified on the attached Schedule of Subsequent Mortgage Loans shall be absolute and is intended by the Seller to constitute and to be treated as a sale by the Seller to the Depositor. The transfer to the Trustee by the Depositor of the Subsequent Mortgage Loans identified on the attached Schedule of Subsequent Mortgage Loans shall be absolute and is intended by the Depositor, the Servicer, the Trustee and the Certificateholders to constitute and to be treated as a sale by the Depositor to the Trust Fund.

Additional terms of the sale are set forth on Attachment A hereto.

Section 2. Representations and Warranties; Conditions Precedent.

Each of the Seller and the Depositor hereby confirms that each of the applicable conditions precedent and applicable representations and warranties set forth in Section 2.07 of the Pooling and Servicing Agreement are satisfied as of the date hereof.

All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict, the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

Section 3. Recordation of Instrument.

To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Certificateholders' expense on direction of the related Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

Section 4. Governing Law.

This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

Section 5. Counterparts.

This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

Section 6. Successors and Assigns.

This Instrument shall inure to the benefit of and be binding upon the Seller, the Depositor, the Trustee and their respective successors and assigns.

INDYMAC MBS, INC., as Depositor

By:
Name:
Title:

INDYMAC BANK, F.S.B., as Seller

By:
Name:
Title:

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee

By:
Name:
Title:

By:
Name:
Title:

ATTACHMENTS

A. Additional terms of sale.

B. Schedule of Subsequent Mortgage Loans.

ATTACHMENT A

ADDITIONAL TERMS OF SALE

General

Subsequent Cut-off Date: September 1, 2006

Subsequent Transfer Date: September 29, 2006

Aggregate Principal Balance of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date: $ 159,181,652

Purchase Price: 100.00%

The obligation of the Trust Fund to purchase a Subsequent Mortgage Loan on any Subsequent Transfer Date is subject to the satisfaction of the conditions set forth in the immediately preceding paragraph and the accuracy of the following representations and warranties with respect to each such Subsequent Mortgage Loan determined as of the applicable Subsequent Cut-off Date: (i) such Subsequent Mortgage Loan may not be 30 or more days delinquent as of the applicable Subsequent Cut-off Date; provided, however, that such Subsequent Mortgage Loans may have a first payment date occurring on or after the applicable Subsequent Cut-off Date and, therefore, such Subsequent Mortgage Loan could not have been delinquent as of such Subsequent Cut-off Date; (ii) the remaining term to maturity of such Subsequent Mortgage Loan will not be less than 180 months and will not exceed 360 months from its first payment date; (iii) the Subsequent Mortgage Loan may not provide for negative amortization; (iv) the Subsequent Mortgage Loan will not have a Loan-to-Value Ratio greater than 100.000%; (v) such Subsequent Mortgage Loans will have, as of the related Subsequent Cut-off Date, a weighted average age since origination not in excess of zero months; (vi) such Subsequent Mortgage Loan will not have a Mortgage Rate less than 4.750% or greater than 15.000%; (vii) such Subsequent Mortgage Loan will have been serviced by the Servicer since origination or purchase by the Seller in accordance with its standard servicing practices; (viii) such Subsequent Mortgage Loan will have a first payment date occurring on or before November 1, 2006; (ix) such Subsequent Mortgage Loan will have a principal balance no greater than $1,800,000; and (x) such Subsequent Mortgage Loan will have been underwritten in accordance with the criteria set forth under “The Mortgage Pool—Underwriting Standards” in the Prospectus Supplement.

Following the purchase of any Subsequent Mortgage Loan by the Trust to be included in Loan Group I, the Mortgage Loans in Loan Group I (including the related Subsequent Mortgage Loans) will as of the related Subsequent Cut-off Date: (i) have an original term to stated maturity of not more than 360 months from the first payment date thereon; (ii) have a Mortgage Rate of not less than 4.750% and not more than 12.750%; (iii) have a weighted average Loan-to-value ratio of approximately 80.04%; (iv) have no mortgage loan with a principal balance in excess of Fannie Mae and Freddie Mac limits; (v) will consist of Mortgage Loans with Prepayment Charges representing no less than approximately 65.55% of the Mortgage Loans in Loan Group I; (vi) with respect to the adjustable-rate mortgage loans in Loan Group I, have a weighted average gross margin of approximately 6.039%; (vii) have a non-zero weighted average FICO Score of approximately 615; and (viii) no more than 0.63% of the Mortgage Loans included in Loan Group I will be second lien loans; in each case measured by aggregate principal balance of the mortgage loans in Loan Group I as of the related Cut-off Date applicable to each Mortgage Loan. For purposes of the calculations described in this paragraph, percentages of the Mortgage Loans in Loan Group I will be based on the principal balance of the Closing Date Mortgage Loans in Loan Group I and the principal balance of the Subsequent Mortgage Loans included in Loan Group I as of their respective Cut-off Dates.

Following the purchase of any Subsequent Mortgage Loan by the Trust to be included in Loan Group II, the Mortgage Loans in Loan Group II (including the related Subsequent Mortgage Loans) will as of the related Subsequent Cut-off Date: (i) have an original term to stated maturity of not more than 360 months from the first payment date thereon; (ii) have a Mortgage Rate of not less than 4.750% and not more than 15.000%; (iii) have a weighted average Loan-to-value ratio of approximately 79.54%; (iv) have no mortgage loan with a principal balance in excess of $1,800,000; (v) will consist of Mortgage Loans with Prepayment Charges representing no less than approximately 62.88% of the Mortgage Loans in Loan Group II; (vi) with respect to the adjustable-rate mortgage loans in Loan Group II, have a weighted average gross margin of approximately 5.655%; (vii) have a non-zero weighted average FICO Score of approximately 619; and (viii) no more than 3.03% of the Mortgage Loans included in Loan Group II will be second lien loans; in each case measured by aggregate principal balance of the mortgage loans in Loan Group II as of the related Cut-off Date applicable to each Mortgage Loan. For purposes of the calculations described in this paragraph, percentages of the Mortgage Loans in Loan Group II will be based on the principal balance of the Closing Date Mortgage Loans in Loan Group II and the principal balance of the Subsequent Mortgage Loans included in Loan Group II as of their respective Cut-off Dates.

ATTACHMENT B

SCHEDULE OF SUBSEQUENT MORTGAGE LOANS

AVAILABLE UPON REQUEST